UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2018

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of Principal Executive Offices)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition

On December 11, 2018, Destination Maternity Corporation (the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for the quarter ended November 3, 2018. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the script read by management during the conference call is attached hereto as Exhibit 99.2.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including: (a) Adjusted net income (loss) together with the per share – diluted amount represented by this measure; (b) Adjusted EBITDA (operating income (loss) before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) loss on disposal of assets; and (iv) stock-based compensation expense), together with the percentage of net sales represented by this measure; and (c) Adjusted EBITDA before other charges and effect of change in accounting principle, together with the percentage of net sales represented by this measure.

The Company believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations and/or financial position to both investors and management. Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company. In addition, certain of the Company’s cash and equity incentive compensation plans are based on the Company’s level of achievement of Adjusted EBITDA before other charges and effect of change in accounting principle.

The Company provides these measures to investors to assist them in performing their analysis of its historical operating results. Each of these non-GAAP financial measures reflects a measure of the Company’s operating results before consideration of certain charges or credits and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, the Company has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibits attached hereto, of any financial information shall not constitute an admission that such information is material. The information contained in Item 2.02 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing under the Exchange Act unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company issued December 11, 2018

99.2	Script for December 11, 2018 Earnings Release Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION MATERNITY CORPORATION (Registrant)

By:	/s/ Rodney Schriver
	Name:	Rodney Schriver
	Title:	Senior Vice President and Chief Accounting Officer

Date: December 12, 2018